Exhibit 10.1

Investor Name:
Total Purchase Price:	USD$
Combined Per Share-Warrant Price:	USD$3.50
Number of Purchased Shares:
Number of Warrants:

SUBSCRIPTION AGREEMENT

Glory Star New Media Group Holdings Limited

22F, Block B, Xinhua Technology Building

No. 8 Tuofangying South Road,

Jiuxianqiao, Chaoyang District, Beijing, China

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Glory Star New Media Group Holdings Limited, a Cayman Islands exempted company (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for the Purchase of Ordinary shares and Warrants, attached hereto as Annex I which is incorporated herein by this reference as if fully set forth herein (the “Terms and Conditions” and, together with this Subscription Agreement, this “Agreement”) is made as of the date set forth below between the Company and the Investor. Pursuant to this Subscription Agreement, the Company is agreeing to sell and the Investor is agreeing to purchase, ordinary shares of the Company, par value of $0.0001 (the “Ordinary Shares”), and warrants, with each whole warrant exercisable to purchase one Ordinary Share at an exercise price of USD$4.40 per share (the “Warrant(s)”). Warrants cannot be exercised for fractional amount. The Investor agrees that all of its representations and warranties set forth herein, and the Terms and Conditions, are true, complete and accurate as of the date hereof and the Closing Date.

2. The Company has authorized the sale and issuance to the Investor of the number of Purchased Shares (the “Purchased Shares”) of Ordinary Shares and Number of Warrants (“Purchased Warrants”) at the Combined Per Share-Warrant Price for an aggregate purchase price of the Total Purchase Price. The Investor will pay the Total Purchase Price by cash.

3. The offering and sale of the Ordinary Shares and Warrants and Ordinary Shares underlying the Warrants (the “Offering”) is being made pursuant to (a) an effective Registration Statement on Form F-3, File No. 333-248554 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing only certain supplemental information regarding the Ordinary Shares, the terms of the Offering and the Company, and (c) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Ordinary Shares and terms of the Offering and the Company that has been or will be filed with the Commission and has been delivered to the Investor prior to the Closing.

4. (a) The Company and the Investor agree that the Investor will purchase from the Company in tranches with each tranche payment at least USD$1,000,000 (herein referred as “each tranche payment”) with an aggregated amount of all tranches which sum up to USD$10,000,000 and the Company will issue and sell to the Investor the Purchased Shares and Purchased Warrants in accordance with each tranche payment within seven (7) business days after the Investor sends the payment funds and bank payment receipt of each tranche to the Company. The Investor must complete the purchase of the USD$10,000,00 in Purchased Shares and Purchased Warrants by September 30, 2021.

(b) Prior to making a tranche purchase, Investor shall give written notice in the form attached hereto as Exhibit A of its intent to purchase additional Ordinary Shares and Warrants to the Company at least five business days prior to the purchase.

5. The manner of settlement of the shares of Ordinary Shares and Warrants purchased by the Investor shall be as follows:

(i) Delivery of representation of stock ownership using Direct Registration System (“DRS”) representing the Purchased Shares purchased by the Investor, .

(ii) Delivery of a Warrant certificate representing the Purchased Warrants purchased by the Investor at the Investor’s address by the Company

NO LATER THAN 10:00 A.M. (EASTERN TIME) ON THE THIRD BUSINESS DAY IMMEDIATELY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(iii) Deliver to the Company, this duly completed and executed Agreement and the first tranche payment.

6. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, declared effective by the Commission on September 14, 2020, which is a part of the Company’s Registration Statement and the documents incorporated by reference therein, any Issuer Free Writing Prospectus and the Prospectus Supplement (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor may receive certain additional information regarding the Offering and the Company (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

7. No offer by the Investor to buy Ordinary Shares and Warrants will be accepted and no part of the purchase price will be delivered to the Company until the Investor has received or has public access to the Disclosure Package and the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package and Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

8. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor:

(a) Subsidiaries. The Company’s subsidiaries consist of (i) Glory Star New Media Group HK Limited, a limited company incorporated on December 18, 2018, under the Companies Ordinance of Hong Kong; (ii) Glory Star New Media (Beijing) Technology Co., Ltd., a wholly foreign-owned enterprise established by Glory Star HK on March 13, 2019; and (iii) Xing Cui Can International Media (Beijing) Co., Ltd., a limited liability company incorporated under laws of PRC on September 7, 2016, and (iv) Horgos Glory Star Media Co., Ltd., a limited liability company incorporated under laws of PRC on November 1, 2016.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”)) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company and the Board of Directors in connection herewith. The Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of the Agreement to which it is a party, the issuance and sale of the Ordinary Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of the Agreement, other than: (i) the filings required pursuant to Section 9.4 of this Agreement, and (ii) the notice and/or application(s) to the Nasdaq Stock Market (“Trading Market”) for the issuance and sale of the Ordinary Shares and the listing of such Ordinary Shares for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”). There is no market for the Warrants and the Company does not plan on applying to list the Warrants on any trading system.

(f) Issuance of the Investor Ordinary Shares. The Ordinary Shares to be issued to the Investor (“Investor Shares”) are duly authorized and, when issued and paid for in accordance with the Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Agreement, if any. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on September 14, 2020, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) Capital Stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreement. The issuance and sale of the Investor Shares will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of the Board of Directors or others is required for the issuance and sale of the Investor Shares. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied on a consistent basis during the periods involved, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except as disclosed in the SEC Reports. The Company does not have pending before the Commission any request for confidential treatment of information. No event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty except as disclosed in an SEC Report. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Risk Factors. An investment in the Company is subject to a number of risk and an Investor may lose all of his or her money. The material risks that the Company may be subject to is set forth in the “Risk Factor’s section of the Registration Statement, the Prospectus and the documents incorporated therein.

9. Other Agreements of the Parties.

9.1 Shares Sold Pursuant to a Registration Statement. The Ordinary Shares and Warrants to be sold to the Investor and the Ordinary Shares underlying the Warrants (the “Securities”) when exercised will be made pursuant to an effective registration statement and the Ordinary Shares and Ordinary Shares underlying the Warrants will be free of all legends. If at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the sale of the Investor Shares, the Company shall immediately notify the holders of the Investor Shares in writing that such Registration Statement is not then effective and thereafter shall promptly notify such holders when the Registration Statement is effective again and available for the resale of the Ordinary Shares underlying the Warrants (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Investor to sell, any of the Investor Shares in compliance with applicable federal and state securities laws).

9.2 Furnishing of Information. The Company covenants to maintain the registration of the Ordinary Shares under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

9.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Ordinary Shares and Warrants for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

9.4 Securities Laws Disclosure; Publicity; Rights Plan. The Company shall file a Current Report on Form 6-K with the Commission describing the terms of the transaction. From and after the Form 6-K, the Company represents to the Investor that it shall have publicly disclosed all material, non-public information delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Agreement. In addition, effective upon the issuance of Form 6-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any Investor or any of their Affiliates on the other hand, shall terminate. The Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Investor, except (a) as required by federal securities laws and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (b). No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Investor is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Investor Shares under the Agreement.

9.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Agreement, which shall be disclosed pursuant to Section 9.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that constitutes, or the Company believes constitutes, material non-public information, unless prior thereto the Investor shall have consented to the receipt of such information, which consent shall constitute the Investor’s agreement to keep such information confidential. The Company understands and confirms that the Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Investor without the Investor’s consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. The Company understands and confirms that the Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

9.6 Indemnification of Investor. Subject to the provisions of this Section 9.6, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Agreement or (b) any action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor Parties, with respect to any of the transactions contemplated by the Agreement (unless such action is based upon a breach of such Investor Party’s representations, warranties or covenants under the Agreement or understandings such Investor Parties may have with any such stockholder or any violations by such Investor Parties of state or federal securities laws or any other conduct by such Investor Parties which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement. The indemnification required by this Section 9.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills relating to indemnifiable amounts are received by the Company. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

9.7 Listing of Ordinary Shares. The sale of the Ordinary Shares and Ordinary Shares underlying the Warrants by the Company to the Investor is condition upon approval of the additional listing of the Ordinary Shares by the Trading Market. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Ordinary Shares on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Investor Shares on such Trading Market and promptly secure the listing of all of the Investor Shares on such Trading Market. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Investor Shares. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Ordinary Shares on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Ordinary Shares for the purpose of enabling the Company to issue Investor Shares pursuant to this Agreement.

Agreed and Accepted on August __, 2021

Glory Star New Media Group Holdings Limited

By:	Name:	Bing Zhang
	Title:	Chief Executive Officer

[Company Signature Page to Glory Star New Media Group Holdings Limited Subscription Agreement]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated: August __, 2021

INVESTOR

By:
Title:

Address:

Ordinary Shares and Warrants to be issued in the following exact name(s):

Name	Mailing and Delivery Address	Ordinary Shares to be DRS unless box checked
________________________	______________________________	☐

Warrants will be delivered by certificated form in the exact name indicated above.

[Investor Signature Page to Glory Star New Media Group Holdings Limited Subscription Agreement]

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF ORDINARY SHARES AND WARRANTS

1. Authorization and Sale of the Ordinary Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2. Agreement to Sell and Purchase the Ordinary Shares and Warrants. At the Closing (as defined in Section 3.1 below), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the Purchased Shares and the Purchased Warrants for the Total Purchase Price.

3. Closing and Delivery of the Ordinary Shares and Warrants and Purchase Price.

3.1 Closing. The completion of the purchase and sale of the Ordinary Shares and Warrants (the “Closing”) of each tranche shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Investor. At the Closing of each tranche, (a) the Company shall cause the Transfer Agent to deliver to the Investor the Purchased Shares registered in the name of the Investor pursuant to DRS, or in the alternative, at the request of the Investor, certificates representing the Purchased Shares to the Investor; (b) the Company shall deliver to the Investor the Warrants for the Purchased Warrants registered in the name of the Investor and (c) each tranche payment for the Purchased Shares and Purchased Warrants of each tranche being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2 Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Purchased Shares and Purchased Warrants to the Investor shall be subject to: (i) the receipt by the Company of the Total Purchase Price, (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, and (iii) the conditional acceptance of the Offering by the Nasdaq Stock Market.

4. Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1 The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.2 The Investor had had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and sale of the Securities and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Investor.

1

4.3  In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representation or information (oral or written) other than as stated in this Agreement and the Disclosure Package. In making an investment decision the Investor has solely relied on its own examination of the Company, the Disclosure Package, the terms of the Offering, including the merits and risks involved.

4.4 The Investor is able bear the financial risks of its investment. The Investor has significant prior investment experience. The Investor is knowledgeable about investment considerations in companies like the Company. The Investor has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Investor’s overall commitment to investments is not excessive in view of the Investor’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment in the Securities is a suitable one for the Investor.

4.5  The Investor has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to the Agreement or the transactions contemplated hereby.

4.6 The Securities to be purchased by the Investor are being acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Act.

4.7 Since the date on which the Company or its agents first contacted the Investor, its representative, about the Offering, the Investor has maintained information about the Offering in confidence (other with respect to disclosures to the Investor’s advisors who are under a legal obligation of confidentiality) and has not engaged in any transactions in the securities of the Company. The Investor covenants that it has not and will not engage in any transactions in the securities of the Company or disclose any information about the Offering (other than to its advisors who are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by the Agreements are publicly disclosed by the Company.

4.8 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities. The Investor has received all documents requested by the Investor, have carefully reviewed them and understand the information contained therein.

4.9 The Investor was not induced to invest in the Company or in the Securities by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

4.10 The Investor is not a U.S. Person within the meaning of Rule 902(k) of Regulation S of the Securities Act of 1933, as amended.

2

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

6. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

7. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

8. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

9. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

10. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

11. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of shares of Securities to such Investor.

Exhibit

3

Exhibit A

Notice of Purchase of Ordinary Shares and Warrants

Glory Star New Media Group Holdings Limited

Pursuant to that Subscription Agreement dated August __, 2021 by and between Glory Star New Media Group Holdings Limited and ___________ (“Investor”), Investor has agreed to purchase up to USD$10,000,000 in Ordinary Shares and Warrants in tranches to be completed by September 30, 2021.

Investor Hereby Notifies the Company of its intend to purchase the following tranche of Ordinary Shares and Warrants as follows:

Tranche Purchase Price:	USD$__________
Combined Per Share-Warrant Price:	USD$3.50
Number of Purchased Shares:	_______________
Number of Warrants:	_______________
Tranche Payment Date	_______________

In connection with the purchase of the Ordinary Shares and Warrants, the Investor will pay the sum of $_________ by certified or official bank check (or via wire transfer) to the Company by the Tranche Payment Date.

Dated: _______________	Investor

By:

1